UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 18, 2026

 ARLO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-38618	38-4061754
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)

5770 Fleet Street
Carlsbad	California		92008
(Address of principal executive offices)			(Zip Code)
(408) 890-3900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 18, 2026, Arlo Technologies, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 20, 2026, the record date for the Annual Meeting, 108,959,014 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s stockholders elected the three persons listed below as Class II directors, each to serve until the Company’s 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Grady K. Summers	86,994,679	3,784,234	9,387,572
Prashant (Sean) Aggarwal	73,306,605	17,472,308	9,387,572
Amy Rothstein	73,564,461	17,214,452	9,387,572

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,747,458	154,347	264,680	—

Proposal 3. Advisory Vote on the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 24, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,375,090	3,363,271	40,552	9,387,572

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLO TECHNOLOGIES, INC.
Registrant

/s/ BRIAN BUSSE
Brian Busse
General Counsel and Secretary

Dated: June 23, 2026